Earnings Conference Call May 14, 2020 Quarter and Year Ended March 31, 2020

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company's financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets, in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates" or other similar expressions and future or conditional verbs such as “will,” “should,” “would,” and “could” are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) the failure to complete the merger with Yageo Corporation (the “Merger”) and the effects such failure would have on the Company's financial condition and results of operations, (ii) certain business uncertainties and contractual restrictions related to the pendency of the Merger, (iii) our inability to pursue alternatives to the Merger during the pendency of the Merger, (iv) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and could cause a write down of long-lived assets or goodwill; (v) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (vi) changes in the competitive environment; (vii) uncertainty of the timing of customer product qualifications in heavily regulated industries; (viii) economic, political, or regulatory changes in the countries in which we operate; (ix) difficulties, delays, or unexpected costs in completing the Company’s restructuring plans; (x) acquisitions and other strategic transactions expose us to a variety of risks, including the ability to successfully integrate and maintain adequate internal controls over financial reporting in compliance with applicable regulations; (xi) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xii) difficulties associated with retaining, attracting, and training effective employees and management; (xiii) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiv) exposure to claims alleging product defects; (xv) the impact of laws and regulations that apply to our business, including those relating to environmental matters, data protection, cyber security and privacy; (xvi) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvii) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) default or failure of one or more of our counterparty financial institutions could cause us to incur significant losses; (xx) the need to reduce the total costs of our products to remain competitive; (xxi) potential limitation on the use of net operating losses to offset possible future taxable income; (xxii) restrictions in our debt agreements that could limit our flexibility in operating our business; (xxiii) failure to maintain effective internal controls over financial reporting; (xxiv) service interruption, misappropriation of data, or breaches of security as it relates to our information systems could cause a disruption in our operations, financial losses, and damage to our reputation; (xxv) economic and demographic experience for pension and other post-retirement benefit plans could be less favorable than our assumptions; (xxvi) fluctuation in distributor sales could adversely affect our results of operations; 2(xxvii) earthquakes, natural disasters, and climate change could disrupt our operations and have a material adverse effect on our financial condition and results of operations; (xxviii) global health epidemics such as the coronavirus could materially affect our business, financial condition, and results of operations; and (xxix) volatility in our stock price.

Income Statement Highlights GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2020 Mar 2019 Net sales $ 293,174 $ 355,794 Gross margin $ 92,009 $ 126,406 Gross margin as a percentage of net sales 31.4% 35.5% Selling, general and administrative $ 47,523 $ 53,571 SG&A as a percentage of net sales 16.2% 15.1% Operating income $ 11,728 $ 54,057 Income tax expense (benefit) $ 14,626 $ (48,660) Net income (loss) $ (301) $ 93,420 Per share data: Net income (loss) per basic share $ (0.01) $ 1.60 Net income (loss) per diluted share $ (0.01) $ 1.58 Weighted avg. shares - basic 58,774 58,233 Weighted avg. shares - diluted 58,774 58,975 3

Income Statement Highlights Non-GAAP (Unaudited) (1) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2020 Mar 2019 Net sales (GAAP) $ 293,174 $ 355,794 Adjusted gross margin $ 93,437 $ 123,875 Adjusted gross margin as a percentage of net sales 31.9% 34.8% Adjusted selling, general and administrative $ 42,199 $ 47,618 Adjusted SG&A as a percentage of net sales 14.4% 13.4% Adjusted operating income $ 39,178 $ 64,790 Adjusted income tax expense $ 12,492 $ 1,548 Adjusted net income $ 22,200 $ 61,358 Adjusted EBITDA $ 54,103 $ 78,855 Adjusted EBITDA as a percentage of net sales 18.5% 22.2% Per share data: Adjusted net income - basic $ 0.38 $ 1.05 Adjusted net income - diluted $ 0.37 $ 1.04 Weighted avg. shares - basic 58,774 58,233 Weighted avg. shares - diluted (2) 59,612 58,975 (1) For a reconciliation of all of the non-GAAP measures presented on this slide to their most directly comparable GAAP measure, see the 4 appendix. (2) For the quarter ended March 31, 2020, diluted shares were used to compute adjusted net income per diluted share (non-GAAP).

Income Statement Highlights GAAP (Unaudited) (Amounts in thousands, except percentages and per share data) FY 2020 FY 2019 Net sales $ 1,260,554 $ 1,382,818 Gross margin $ 420,488 $ 458,542 Gross margin as a percentage of net sales 33.4% 33.2% Selling, general and administrative $ 194,766 $ 202,642 SG&A as a percentage of net sales 15.5% 14.7% Operating income $ 147,866 $ 200,849 Income tax expense (benefit) $ 38,526 $ (39,460) Net income $ 41,381 $ 206,587 Per share data: Net income - basic $ 0.71 $ 3.57 Net income - diluted $ 0.70 $ 3.50 Weighted avg. shares - basic 58,574 57,840 Weighted avg. shares - diluted 59,415 59,082 5

Income Statement Highlights Non-GAAP (Unaudited) (1) (Amounts in thousands, except percentages and per share data) FY 2020 FY 2019 Net sales (GAAP) $ 1,260,554 $ 1,382,818 Adjusted gross margin $ 424,700 $ 460,371 Adjusted gross margin as a percentage of net sales 33.7% 33.3% Adjusted selling, general and administrative $ 167,981 $ 178,883 Adjusted SG&A as a percentage of net sales 13.3% 12.9% Adjusted operating income $ 207,893 $ 237,235 Adjusted income tax expense $ 60,611 $ 10,551 Adjusted net income $ 137,282 $ 207,123 Adjusted EBITDA $ 268,408 $ 289,507 Per share data: Adjusted net income - basic $ 2.34 $ 3.58 Adjusted net income - diluted $ 2.31 $ 3.51 Weighted avg. shares - basic 58,574 57,840 Weighted avg. shares - diluted 59,415 59,082 (1) For a reconciliation of all of the non-GAAP measures presented on this slide to their most directly comparable GAAP measure, see the appendix. 6

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) (1) 24% 23.1% 22.6% 22% 22.2% 21.3% 20.9% 20% 18% 16% 14% 12% 10% Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 (1) For a reconciliation of the non-GAAP measures presented on this slide to their most directly comparable GAAP measure, see the appendix. 7

Financial Highlights (Unaudited) (Amounts in millions) Mar 2020 Dec 2019 Cash, cash equivalents $ 222.4 $ 208.4 Inventories, net $ 243.2 $ 263.1 Capital expenditures (quarter to date) $ 42.2 $ 30.8 Short-term debt $ 29.1 $ 29.0 Long-term debt 243.5 256.5 Debt (discount)/premium and issuance costs (7.8) (8.4) Total debt $ 264.8 $ 277.1 Equity $ 647.3 $ 687.3 Net working capital (1) $ 284.8 $ 293.7 (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable 8

Net Debt (Unaudited) Net Debt (Debt Less Cash on Hand) $85 $75 ) $74 s n o $69 i l l i M ( $ $42 $38 FY18 FY19 Q1 20 Q2 20 Q3 20 Q4 20 9

Leverage Ratio Non-GAAP (Unaudited) (1) Leverage Ratio (Net Debt/Adjusted EBITDA) 0.3 0.3 0.2 0.2 0.2 0.2 FY18 FY19 6/30/19 TTM 9/30/19 TTM 12/31/19 TTM FY20 (1) 10 For a reconciliation of the non-GAAP measures presented on this slide to their most directly comparable GAAP measure, see the appendix.

Financial Trends Quarterly Sales Summary GAAP (Unaudited) Net Sales 360 $356 350 340 $345 330 $327 320 ) s n 310 o i l l i M ( 300 $ 290 $295 $293 280 270 260 250 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 11

Sales Summary - Q4 FY2020 (Unaudited) INDUSTRY CHANNEL Def/Med 10% Telecom 13% Automotive 15% Distributors Computer OEM 39% 22% 46% Ind/Light 26% Consumer EMS 14% 15% REGION PRODUCT LINE Americas MSA 20% 16% APAC Tantalum 42% F&E 42% 15% EMEA 22% Ceramics JPKO 27% 16%

Sales Summary - FY 2020 (Unaudited) INDUSTRY CHANNEL Def/Med 10% Telecom 14% Automotive 15% Distributors OEM 40% Computer 44% 21% Ind/Light 25% Consumer EMS 15% 16% REGION PRODUCT LINE MSA Americas 16% 24% APAC Tantalum 40% F&E 39% 14% EMEA 22% Ceramics JPKO 31% 14%

Debt Trend - Q4 FY2020 (Unaudited) Total Debt $325 Revolver Facility March 31, 2020 $300 $292 $150 $283 $7 $6 $278 $277 ) s $275 $6 $6 ) n $265 s o i $100 n l l o i $6 i l l M i ( M $ $250 $75 ( $285 $ $50 $277 $272 $271 $259 $34 $225 $0 $0 nt e n u as w o B ra am g D y in lit w ci ro a or $200 F B Mar Jun Sep Dec Mar 2019 2019 2019 2019 2020 Term Loan Other Debt Semi-Annual Principal Repayment on TOKIN Term Loan ~ USD $12.7 million 14

Non-GAAP Adjusted Gross Margin - Reconciliation Solid Capacitors (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Mar 2020 Mar 2019 Tantalum product line net sales (GAAP) $ 122,124 $ 137,208 Ceramic product line net sales (GAAP) $ 78,206 $ 110,653 Solid Capacitor net sales (GAAP) $ 200,330 $ 247,861 Cost of sales (GAAP) 117,681 133,971 Gross margin (GAAP) 82,649 113,890 Gross margin as a percentage of net sales 41.3% 45.9 % Non-GAAP Adjustments: Plant start-up costs 233 (3,346) Stock-based compensation expense 716 471 Adjusted gross margin (non-GAAP) $ 83,598 $ 111,015 Adjusted gross margin as a percentage of net sales 41.7% 44.8% 15

Non-GAAP Adjusted Gross Margin - Reconciliation Film & Electrolytic (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Mar 2020 Mar 2019 Net sales (GAAP) $ 44,409 $ 50,486 Cost of sales (GAAP) 42,806 46,878 Gross margin (GAAP) 1,603 3,608 Gross margin as a percentage of net sales 3.6% 7.1% Non-GAAP Adjustments: Stock-based compensation expense 300 222 Adjusted gross margin (non-GAAP) $ 1,903 $ 3,830 Adjusted gross margin as a percentage of net sales 4.3% 7.6% 16

Non-GAAP Adjusted Gross Margin - Reconciliation Electro-magnetic, Sensors & Actuators (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Mar 2020 Mar 2019 Net sales (GAAP) $ 48,435 $ 57,447 Cost of sales (GAAP) 40,678 48,539 Gross margin (GAAP) 7,757 8,908 Gross margin as a percentage of net sales 16.0% 15.5 % Non-GAAP Adjustments: Stock-based compensation expense 179 122 Adjusted gross margin (non-GAAP) $ 7,936 $ 9,030 Adjusted gross margin as a percentage of net sales 16.4% 15.7% 17

LTM Operating Income Margins GAAP (Unaudited) 20.0% 18.0% 16.0% 16.0% 16.2% 14.0% 14.5% 14.4% 12.0% 11.7% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 18

Appendix

Adjusted Gross Margin Reconciliation Non-GAAP (Unaudited) For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2020 Mar 2019 2020 2019 Net sales (GAAP) $ 293,174 $ 355,794 $ 1,260,554 $ 1,382,818 Cost of sales (GAAP) 201,165 229,388 840,066 924,276 Gross margin (GAAP) $ 92,009 $ 126,406 $ 420,488 $ 458,542 Gross margin as a percentage of net sales 31.4% 35.5% 33.4% 33.2% Non-GAAP Adjustments: Plant start-up costs 233 (3,346) 369 (927) Stock-based compensation expense 1,195 815 3,843 2,756 Adjusted gross margin (non-GAAP) $ 93,437 $ 123,875 $ 424,700 $ 460,371 Adjusted gross margin as a percentage of net sales 31.9% 34.8% 33.7% 33.3% 20

Adjusted Selling, General & Administrative Expenses Reconciliation Non-GAAP (Unaudited) For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2020 Mar 2019 2020 2019 Net sales (GAAP) $ 293,174 $ 355,794 $ 1,260,554 $ 1,382,818 Selling, general and administrative expenses (GAAP) $ 47,523 $ 53,571 $ 194,766 $ 202,642 Selling, general, and administrative as a percentage of net sales 16.2% 15.1% 15.5% 14.7% Less non-GAAP adjustments: ERP integration costs/IT transition costs 1,530 3,117 6,282 8,813 Stock-based compensation expense 1,500 1,935 7,803 9,751 Legal expenses related to antitrust class actions 396 901 5,454 5,195 Merger related expenses 1,836 — 7,119 — Contingent consideration fair value adjustment 62 — 127 — Adjusted selling, general and administrative expenses (non-GAAP) $ 42,199 $ 47,618 $ 167,981 $ 178,883 Adjusted selling, general, and administrative as a percentage of net sales 14.4% 13.4% 13.3% 12.9% 21

Adjusted Operating Income Reconciliation Non-GAAP (Unaudited) For the Quarters Ended Fiscal Year (Amounts in thousands) Mar 2020 Mar 2019 2020 2019 Operating income (GAAP) $ 11,728 $ 54,057 $ 147,866 $ 200,849 Non-GAAP Adjustments: Loss on write down of long-lived assets 17,615 49 19,710 1,660 ERP integration costs/IT transition costs 1,530 3,117 6,282 8,813 Stock-based compensation expense 2,826 2,855 12,084 12,866 Restructuring charges 2,952 7,157 8,882 8,779 Legal expenses related to antitrust class actions 396 901 5,454 5,195 Plant start-up costs 233 (3,346) 369 (927) Merger related expenses 1,836 — 7,119 — Contingent consideration fair value adjustment 62 — 127 — Adjusted operating income (non-GAAP) $ 39,178 $ 64,790 $ 207,893 $ 237,235 22

Adjusted Net Income Reconciliation Non-GAAP (Unaudited) For the Quarters Ended Fiscal Year (Amounts in thousands, except per share data) Mar 2020 Mar 2019 2020 2019 Net income (loss) (GAAP) $ (301) $ 93,420 $ 41,381 $ 206,587 Non-GAAP Adjustments: Equity (income) loss from equity method investments 87 3,003 (76) 3,304 Loss on write down of long-lived assets 17,615 49 19,710 1,660 Restructuring charges 2,952 7,157 8,882 8,779 R&D grant reimbursements and grant income (1,572) (2) (1,595) (4,559) ERP integration costs/IT transition costs 1,530 3,117 6,282 8,813 Stock-based compensation 2,826 2,855 12,084 12,866 Settlements, regulatory costs, and legal expenses related to antitrust class actions 396 3,039 70,149 11,896 Net foreign exchange (gain) loss (8,089) 2,316 (6,762) (7,230) Plant start-up costs 233 (3,346) 369 (927) Income tax effect of non-GAAP adjustments 2,134 (50,208) (22,085) (50,012) (Gain) loss on early extinguishment of debt — (42) — 15,946 Write off of debt issuance costs 453 — 453 — Merger related expenses 1,836 — 7,119 — Curtailment/settlement expense on defined benefit pension plans 1,949 — 1,949 — Unrealized (gain) loss on equity securities 89 — (705) — Contingent consideration fair value adjustment 62 — 127 — Adjusted net income (non-GAAP) $ 22,200 $ 61,358 $ 137,282 $ 207,123 Adjusted net income per share - basic $ 0.38 $ 1.05 $ 2.34 $ 3.58 Adjusted net income per share - diluted $ 0.37 $ 1.04 $ 2.31 $ 3.51 Weighted avg. shares - basic 58,774 58,233 58,574 57,840 Weighted avg. shares - diluted (1) 59,612 58,975 59,415 59,082 (1) For the quarter ended March 31, 2020, diluted shares were used to compute adjusted net income per diluted share (non-GAAP). 23

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended Fiscal Year (Amounts in thousands) Mar 2020 Mar 2019 2020 2019 Net income (loss) (GAAP) $ (301) $ 93,420 $ 41,381 $ 206,587 Non-GAAP adjustments: Income tax expense (benefit) 14,626 (48,660) 38,526 (39,460) Interest expense, net 2,122 1,726 7,696 19,204 Depreciation and amortization 17,289 14,223 62,819 52,628 EBITDA (non-GAAP) 33,736 60,709 150,422 238,959 Excluding the following items (non-GAAP): Equity (income) loss from equity method investments 87 3,003 (76) 3,304 Loss on write down of long-lived assets 17,615 49 19,710 1,660 ERP integration costs/IT transition costs 1,530 3,117 6,282 8,813 Stock-based compensation 2,826 2,855 12,084 12,866 Restructuring charges 2,952 7,157 8,882 8,779 R&D grant reimbursements and grant income (1,572) (2) (1,595) (4,559) Settlements, regulatory costs, and legal expenses related to antitrust class actions 396 3,039 70,149 11,896 Net foreign exchange (gain) loss (8,089) 2,316 (6,762) (7,230) Plant start-up costs 233 (3,346) 369 (927) (Gain) loss on early extinguishment of debt — (42) — 15,946 Write off of debt issuance costs 453 — 453 — Merger related expenses 1,836 — 7,119 — Curtailment/settlement expense on defined benefit pension plans 1,949 — 1,949 — Unrealized (gain) loss on equity securities 89 — (705) — Contingent consideration fair value adjustment 62 — 127 — Adjusted EBITDA (non-GAAP) $ 54,103 $ 78,855 $ 268,408 $ 289,507 24

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Fiscal Year (Amounts in thousands, except percentages and ratios) 2018 2019 2020 Net Sales (GAAP) $ 1,200,181 $ 1,382,818 $ 1,260,554 Net income (GAAP) 254,127 206,587 41,381 Non-GAAP adjustments: Income tax expense (benefit) 9,132 (39,460) 38,526 Interest expense, net 32,073 19,204 7,696 Depreciation and amortization 50,661 52,628 62,819 EBITDA (non-GAAP) 345,993 238,959 150,422 Excluding the following items (Non-GAAP): Equity (income) loss from equity method investments (76,192) 3,304 (76) Acquisition (gain) loss (130,880) — — (Gain) loss on write down and sale of long-lived assets (992) 1,660 19,710 ERP integration costs / IT transition costs 80 8,813 6,282 Stock-based compensation expense 7,657 12,866 12,084 Restructuring charges 14,843 8,779 8,882 R&D grant reimbursements and grant income — (4,559) (1,595) Settlements, regulatory costs, and legal expenses related to antitrust class actions 16,636 11,896 70,149 Net foreign exchange (gain) loss 13,145 (7,230) (6,762) Plant start-up costs 929 (927) 369 Loss on early extinguishment of debt 486 15,946 — Write off of debt issuance costs — — 453 Merger related expenses — — 7,119 Curtailment/settlement expense on defined benefit pension plans — — 1,949 Unrealized gain on equity securities — — (705) Contingent consideration fair value adjustment — — 127 Adjusted EBITDA (non-GAAP) $ 191,705 $ 289,507 $ 268,408 25 Adjusted EBITDA Margin (Adjusted EBITDA/Net sales) (non-GAAP) 16.0% 20.9% 21.3% Net Debt as of March 31, $ 37,777 $ 75,282 $ 42,385 Leverage ratio (Net debt/Adjusted EBITDA) (non-GAAP) 0.2 0.3 0.2

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended LTM (Amounts in thousands, except percentages) Jun 2018 Sep 2018 Dec 2018 Mar 2019 Mar 2019 Net Sales (GAAP) $ 327,616 $ 349,233 $ 350,175 $ 355,794 $ 1,382,818 Net income (GAAP) 35,220 37,141 40,806 93,420 206,587 Non-GAAP adjustments: Income tax expense (benefit) 4,600 2,000 2,600 (48,660) (39,460) Interest expense, net 6,658 6,912 3,908 1,726 19,204 Depreciation and amortization 13,097 12,545 12,763 14,223 52,628 EBITDA (non-GAAP) 59,575 58,598 60,077 60,709 238,959 Excluding the following items: Equity (income) loss from equity method investments 69 (64) 296 3,003 3,304 Loss on write down of long-lived assets 511 312 788 49 1,660 ERP integration costs / IT transition costs 1,650 1,593 2,453 3,117 8,813 Stock-based compensation expense 4,060 4,417 1,534 2,855 12,866 Restructuring charges (96) — 1,718 7,157 8,779 R&D grant reimbursements and grant income (4,087) — (470) (2) (4,559) Settlements, regulatory costs, and legal expenses related to antitrust class actions 1,248 6,060 1,549 3,039 11,896 Net foreign exchange (gain) loss (7,521) 193 (2,218) 2,316 (7,230) Plant start-up costs 753 1,361 305 (3,346) (927) (Gain) loss on early extinguishment of debt — — 15,988 (42) 15,946 Plant shut-down costs — — Adjusted EBITDA (non-GAAP) $ 56,162 $ 72,470 $ 82,020 $ 78,855 $ 289,507 Adjusted EBITDA Margin (Adjusted EBITDA/Net sales) (non-GAAP) 17.1% 20.8% 23.4% 22.2% 20.9% Net Debt as of March 31, 2019 75,282 Leverage ratio (Net debt/Adjusted EBITDA) (non-GAAP) 0.3

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended LTM (Amounts in thousands, except percentages) Sep 2018 Dec 2018 Mar 2019 Jun 2019 Jun 2019 Net Sales (GAAP) $ 349,233 $ 350,175 $ 355,794 $ 345,242 $ 1,400,444 Net income (GAAP) 37,141 40,806 93,420 40,340 211,707 Non-GAAP adjustments: Income tax expense (benefit) 2,000 2,600 (48,660) 16,800 (27,260) Interest expense, net 6,912 3,908 1,726 1,736 14,282 Depreciation and amortization 12,545 12,763 14,223 14,259 53,790 EBITDA (non-GAAP) 58,598 60,077 60,709 73,135 252,519 Excluding the following items: Equity (income) loss from equity method investments (64) 296 3,003 250 3,485 Loss on write down of long-lived assets 312 788 49 960 2,109 ERP integration costs / IT transition costs 1,593 2,453 3,117 1,215 8,378 Stock-based compensation expense 4,417 1,534 2,855 2,725 11,531 Restructuring charges — 1,718 7,157 2,208 11,083 R&D grant reimbursements and grant income — (470) (2) (35) (507) Settlements, regulatory costs, and legal expenses related to antitrust class actions 6,060 1,549 3,039 2,559 13,207 Net foreign exchange (gain) loss 193 (2,218) 2,316 (489) (198) Plant start-up costs 1,361 305 (3,346) 34 (1,646) (Gain) loss on early extinguishment of debt — 15,988 (42) — 15,946 Adjusted EBITDA (non-GAAP) $ 72,470 $ 82,020 $ 78,855 $ 82,562 $ 315,907 Adjusted EBITDA Margin (Adjusted EBITDA/Net sales) (non-GAAP) 20.8% 23.4% 22.2% 23.9% 22.6% Net Debt as of June 30, 2019 73,883 Leverage ratio (Net debt/Adjusted EBITDA) (non-GAAP) 0.2

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended LTM (Amounts in thousands, except percentages) Dec 2018 Mar 2019 Jun 2019 Sep 2019 Sep 2019 Net Sales (GAAP) $ 350,175 $ 355,794 $ 345,242 $ 327,397 $ 1,378,608 Net income (loss) (GAAP) 40,806 93,420 40,340 (15,260) 159,306 Non-GAAP adjustments: Income tax expense (benefit) 2,600 (48,660) 16,800 1,700 (27,560) Interest expense, net 3,908 1,726 1,736 1,939 9,309 Depreciation and amortization 12,763 14,223 14,259 15,117 56,362 EBITDA (non-GAAP) 60,077 60,709 73,135 3,496 197,417 Excluding the following items: Equity (income) loss from equity method investments 296 3,003 250 (472) 3,077 Loss on write down of long-lived assets 788 49 960 59 1,856 ERP integration costs / IT transition costs 2,453 3,117 1,215 1,508 8,293 Stock-based compensation expense 1,534 2,855 2,725 4,146 11,260 Restructuring charges 1,718 7,157 2,208 2,920 14,003 R&D grant reimbursements and grant income (470) (2) (35) 19 (488) Settlements, regulatory costs, and legal expenses related to antitrust class actions 1,549 3,039 2,559 65,626 72,773 Net foreign exchange (gain) loss (2,218) 2,316 (489) (2,297) (2,688) Plant start-up costs 305 (3,346) 34 (34) (3,041) (Gain) loss on early extinguishment of debt 15,988 (42) — — 15,946 Contingent consideration fair value adjustment — — — 32 32 Adjusted EBITDA (non-GAAP) $ 82,020 $ 78,855 $ 82,562 $ 75,003 $ 318,440 Adjusted EBITDA Margin (Adjusted EBITDA/Net sales) (non-GAAP) 23.4% 22.2% 23.9% 22.9% 23.1% Net Debt as of September 30, 2019 85,287 Leverage ratio (Net debt/Adjusted EBITDA) (non-GAAP) 0.3

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended LTM (Amounts in thousands, except percentages) Mar 2019 Jun 2019 Sep 2019 Dec 2019 Dec 2019 Net Sales (GAAP) $ 355,794 $ 345,242 $ 327,397 $ 294,741 $ 1,323,174 Net income (loss) (GAAP) 93,420 40,340 (15,260) 16,602 135,102 Non-GAAP adjustments: Income tax expense (benefit) (48,660) 16,800 1,939 5,400 (24,521) Interest expense, net 1,726 1,736 1,700 1,899 7,061 Depreciation and amortization 14,223 14,259 15,117 16,154 59,753 EBITDA (non-GAAP) 60,709 73,135 3,496 40,055 177,395 Excluding the following items: Equity (income) loss from equity method investments 3,003 250 (472) 59 2,840 Loss on write down of long-lived assets 49 960 59 1,076 2,144 ERP integration costs / IT transition costs 3,117 1,215 1,508 2,029 7,869 Stock-based compensation expense 2,855 2,725 4,146 2,387 12,113 Restructuring charges 7,157 2,208 2,920 802 13,087 R&D grant reimbursements and grant income (2) (35) 19 (7) (25) Settlements, regulatory costs, and legal expenses related to antitrust class actions 3,039 2,559 65,626 1,568 72,792 Net foreign exchange (gain) loss 2,316 (489) (2,297) 4,113 3,643 Plant start-up costs (3,346) 34 (34) 136 (3,210) (Gain) loss on early extinguishment of debt (42) — — — (42) Merger related expenses — — — 5,283 5,283 Unrealized (gain) loss on equity securities — — — (794) (794) Contingent consideration fair value adjustment — — 32 33 65 Adjusted EBITDA (non-GAAP) $ 78,855 $ 82,562 $ 75,003 $ 56,740 $ 293,160 Adjusted EBITDA Margin (Adjusted EBITDA/Net sales) (non-GAAP) 22.2% 23.9% 22.9% 19.3% 22.2% Net Debt as of December 31, 2019 68,683 Leverage ratio (Net debt/Adjusted EBITDA) (non-GAAP) 0.2

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended LTM (Amounts in thousands, except percentages) Jun 2019 Sep 2019 Dec 2019 Mar 2020 Mar 2020 Net Sales (GAAP) $ 345,242 $ 327,397 $ 294,741 $ 293,174 $ 1,260,554 Net income (loss) (GAAP) 40,340 (15,260) 16,602 (301) 41,381 Non-GAAP adjustments: Income tax expense (benefit) 16,800 1,939 5,400 14,626 38,765 Interest expense, net 1,736 1,700 1,899 2,122 7,457 Depreciation and amortization 14,259 15,117 16,154 17,289 62,819 EBITDA (non-GAAP) 73,135 3,496 40,055 33,736 150,422 Excluding the following items: Equity (income) loss from equity method investments 250 (472) 59 87 (76) Loss on write down of long-lived assets 960 59 1,076 17,615 19,710 ERP integration costs / IT transition costs 1,215 1,508 2,029 1,530 6,282 Stock-based compensation expense 2,725 4,146 2,387 2,826 12,084 Restructuring charges 2,208 2,920 802 2,952 8,882 R&D grant reimbursements and grant income (35) 19 (7) (1,572) (1,595) Settlements, regulatory costs, and legal expenses related to antitrust class actions 2,559 65,626 1,568 396 70,149 Net foreign exchange (gain) loss (489) (2,297) 4,113 (8,089) (6,762) Plant start-up costs 34 (34) 136 233 369 Write off of debt issuance costs — — — 453 453 Merger related expenses — — 5,283 1,836 7,119 Curtailment/settlement expense on defined benefit pension plans — — — 1,949 1,949 Unrealized (gain) loss on equity securities — — (794) 89 (705) Contingent consideration fair value adjustment — 32 33 62 127 Adjusted EBITDA (non-GAAP) $ 82,562 $ 75,003 $ 56,740 $ 54,103 $ 268,408 Adjusted EBITDA Margin (Adjusted EBITDA/Net sales) (non-GAAP) 23.9% 22.9% 19.3% 18.5% 21.3% Net Debt as of March 31, 2020 42,385 Leverage ratio (Net debt/Adjusted EBITDA) (non-GAAP) 0.2

Non-GAAP Financial Measures Non-GAAP Financial Measures The Company has presented certain historical financial measures in this presentation that have not been prepared in accordance with GAAP, including adjusted net income, adjusted net income per share, adjusted EBITDA, adjusted gross margin, and adjusted selling, general and administrative expenses. The reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures have been included in this presentation. These non-GAAP financial measures are designed to complement the financial information presented in accordance with GAAP because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income Adjusted operating income represents operating income, excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative 31 to operating income or any other performance measure derived in accordance with GAAP.

Non-GAAP Financial Measures Continued Adjusted net income and Adjusted net income per basic and diluted share Adjusted net income and adjusted net income per basic and diluted share represent net income (loss) and net income (loss) per basic and diluted share, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses adjusted net income and adjusted net income per basic and diluted share to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided above which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that adjusted net income and adjusted net income per basic and diluted share are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income and adjusted net income per basic and diluted share should not be considered as alternatives to net income (loss), operating income, or any other performance measures derived in accordance with GAAP. EBITDA and Adjusted EBITDA EBITDA represents net income before income tax expense, interest expense, net, and depreciation and amortization expense. We present EBITDA as a supplemental measure of our ability to service debt. We believe EBITDA is an appropriate supplemental measure of debt service capacity because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; and depreciation and amortization are non-cash charges.   We also present adjusted EBITDA, which is EBITDA excluding adjustments that are outlined in the quantitative reconciliation provided earlier in the presentation, as a supplemental measure of our performance and because we believe this measure is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. The items excluded from adjusted EBITDA are excluded in order to better reflect our continuing operations.   In evaluating adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income, or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 32

Non-GAAP Financial Measures Continued Our adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using adjusted EBITDA as supplementary information. 33